                                                                   EXHIBIT 10.11

                    Commercial - Industrial Lease Agreement

ARTICLE ONE: BASIC TERMS

1.01  DATE OF LEASE     December 4, 1996
                     -----------------------------------------------------------

1.02  LANDLORD:         Col Met Inc.
                     -----------------------------------------------------------


                     -----------------------------------------------------------

1.03  TENANT:           Doskocil Manufacturing Company, Inc.
                     -----------------------------------------------------------


                     -----------------------------------------------------------


1.04  PROPERTY:  Approximately  45,000 square feet of space situated at
                                ------
                                4301 Kathey Drive
      --------------------------------------------------------------------------
                                           (street address)
                                Arlington              (Tarrant County, Texas)
      --------------------------------------------------------------------------
                                  (City)
      Legal Description:        Lot 6R, Blk 4 of the Southland Acres Addition
                        --------------------------------------------------------

                                See Attached Exhibit "A"
      -------------------------------------------------------------------------


1.05  LEASE TERM:  -12 months, commencing on the 1 day of January, (1997)
                   ---                           -        -------     --
      and ending on the 31, day of December, 1997
                        --         --------    --

1.06  RENT:  Nine thousand one hundred eighty-seven and 50/100--- Dollars
             ----------------------------------------------------
             ($9,187.50-----)
               --------------
             per month beginning the commencement Date through
             December 31, 1997.
             -----------    --

             -----------------------------------------------Dollars ($      )

             per month beginning       , 19   through        , 19  .
                                -------    --        --------    --

             -----------------------------------------------Dollars ($      )

             per month beginning       , 19   through        , 19  .
                                -------    --        --------    --

             -----------------------------------------------Dollars ($      )

             per month beginning       , 19   through        , 19  .
                                -------    --        --------    --

             -----------------------------------------------Dollars ($      )

             per month beginning       , 19   through        , 19  .
                                -------    --        --------    --

1.07  SECURITY DEPOSIT (See Section 3.03): eight thousand four hundred thirty
                                           ----------------------------------
      seven & Dollars  ($ 8,437.50). (If none, so state)
      -------             --------

1.08  LAST MONTH'S RENT PAYABLE IN ADVANCE: none Dollars  ($      ).
                                            ----
      (If none, so state)

1.09  PERMITTED USE (See Section 4.01)  Light Manufacturing
                                       --------------------

--------------------------------------------------------------------------------

1.10  BASE YEAR FOR TAXES (See Section 12.02)  1996
                                               ----

1.11  RENT TO BE PAID TO:  Col Met Inc., Attn:  Allen W. Brown
                           -----------------------------------------------------

      Address:             P.O.Box 271800, Tampa, Florida 33638
              ------------------------------------------------------------------

1.12  DAILY RATE CHARGE (See Section 3.02)  (2%) two percent of the monthly rent
                                            ------------------------------------

      ($ 168.74) per day. (If none, so state)
         ------

1.13  PRINCIPAL REALTOR (If none, so state): Prudential Sutherland
                                             -----------------------------------

1.14  COOPERATING REALTOR (If none, so state): Grubb & Ellis Company
                                               ---------------------------------

1.15  REALTORS COMMISSIONS (See Section 10.01 and 10.02):

      A. Lease Commission due to the Principal Realtor shall be equal to four
                                                                         ----
      percent (4%) calculated in accordance with Section 10.01. Said lease
              ----
      commission shall be payable to the Principal Realtor in Tarrant County,
      Texas:

      (i) In installments equal to the percentage stated in this Section 1.15A of each rental payment to become due to Landlord and each such installment shall be paid at the time each such rental payment is due: or

      (ii) In cash payable as follows: 2% payable to Prudential Sutherland and
                                       ---------------------------------------
      2% payable to Grubb & Ellis upon execution of the Lease Agreement.
      -----------------------------------------------------------------
      (Strike subparagraph (i) and complete subparagraph (ii))

      B. Sales commission (See Section 10.22): six percent (6%).
                                               ---         ----

      C. If there is a Cooperating Realtor named in Section 1.14, Principal Realtor agrees to pay Cooperating Realtor a fee equal to two percent (2%)
                                                               ---
      of the lease commission and sales commission received by Principal Realtor hereunder. Such fee shall be payable to Cooperating Realtor in Tarrant County, Texas, within five (5) business days (Monday through Friday) after Principal Realtor receives each payment of lease commission or sales commission.

2.01 LEASE OF PROPERTY. Landlord hereby leases the Property to Tenant and Tenant hereby leases the Property from Landlord for the Lease Term stated in Section
1.05. As used herein, the "Commencement Date" shall be the date specified in
Section 1.05 for the beginning of the Lease Term.

2.02 EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease.

2.03 HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of this Lease, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all the terms and provisions applicable to a month-to-month tenancy, except that the rent then in effect shall be increased by fifty percent (50%)

ARTICLE THREE: RENT AND SECURITY DEPOSIT

3.01  RENT. Tenant agrees to pay rent for the Property at the rate specified in
Section 1.06. Tenant shall pay the rent for the first and last (if applicable under Section 1.08) months of the Lease Term upon the execution of this Lease. One monthly rental installment shall be due and payable on or before the same day of the second calendar month of the Lease Term as the Commencement Date, and a like monthly installment shall be due and payable on or before the same day of each succeeding calendar month during the Lease Term. All rent shall be paid to the party designated in Section 1.11 at the address stated herein for such party.

3.02 LATE CHARGE. If any rent due hereunder is not received within five (5) days after its due date, Tenant shall pay the party named in Section 1.11 above a late charge equal to the sum stated in Section 1.12 above for each day from its due date until such delinquent sum is received. The parties agree that such late charge represents a fair and reasonable estimate of the costs of Landlord will incur by reason of such late payment.

3.03 SECURITY DEPOSIT. Upon execution of hereof, Tenant shall deposit with the party named in Section 1.11 above a cash Security Deposit in the sum stated in
Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created in respect to the Security Deposit. Upon any termination of the Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant.

ARTICLE FOUR: USE OF PROPERTY

4.01 PERMITTED USE. Tenant may use the Property only for Permitted Use stated in Section 1.09

4.02 COMPLIANCE WITH LAW. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Property. Tenant agrees to not store or permit hazardous or toxic substances to be placed on the premises without prior written permission from the Landlord. Hazardous or toxic substances as referred to in this paragraph shall be defined by U.S. Environmental Protection Agency Regulations and/or Texas Water Commission Regulations. Tenant further agrees to not place underground or above ground storage tanks on the leased premises without prior written consent of Landlord.

4.03 SIGNS. Without the prior written consent of Landlord, Tenant shall not place or affix any signs or other objects upon or to the Property, including but not limited to the roof or exterior walls of the building or other improvements thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

4.04 UTILITIES. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the Property, and for all electric lights, lamps and tubes.

4.05 LANDLORD'S ACCESS. Landlord and its authorized agents shall have the right, during normal business hours, to enter the Property and any buildings and other improvements thereon to view, inspect, repair or show the Property. Landlord shall attempt to advise tenant of the intent of Landlord or its authorized agents to enter the property.

4.06 INTERRUPTION OF SERVICE. Interruption or curtailment of services furnished to the Property, if caused by strikes, mechanical difficulties, or any cause beyond Landlord's control, whether similar or dissimilar to those enumerated, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, nor shall the same constitute constructive or partial eviction, unless Landlord fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay. If the premises are rendered untenantable in whole or in part for fifteen (15) business days because of such interruption or curtailment of services (other than caused by any act or omission of Tenant or its invitees, employees or customers) there shall be a proportionate abatement of rent during the period of such untenantability.

4.07 EXEMPTIONS FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant. Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas, or rain;
(b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Property or upon other portions of any building of which the property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 4.07 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

ARTICLE FIVE: MAINTENANCE, REPAIRS AND ALTERATIONS

5.01 ACCEPTANCE OF PREMISES. Tenant acknowledges that Tenant has fully inspected the property. Tenant hereby accepts the property and the buildings and improvements situated thereon, as suitable for the purpose for which the same are leased, in their present condition (including all latent or environmental defects or risks), with such changes therein as may be caused by reasonable deterioration between the date hereof and the Commencement Date; provided that Landlord agrees to (a) repair promptly any presently installed plumbing, plumbing fixtures, electrical wiring, lighting fixtures, air conditioning or heating equipment or doors that are not in good working condition on the Commencement Date of which Tenant delivers written notice to Landlord within thirty days after the Commencement Date; and (b) make any additional repairs and alterations necessary for Tenant to obtain a Certificate of Occupancy from the municipality in which the Property is located, except for those repairs and alterations required solely because of the nature of Tenant's business. Landlord expressly disclaims and Tenant waives any and all warranties (including the warranty of suitability), representations and obligations of Landlord or Landlord's agents that are not expressly stated herein. Landlord and Tenant acknowledge that Principal Realtor and

                                     (2)                                1/93

Cooperating Realtor have no expertise in detection or correction of environmentally hazardous or undesirable items. Expert inspections are necessary. Current or future laws may require clean up by past, current and/or future owners and/or tenants of the Property. It is the responsibility of Landlord and Tenant to retain qualified experts to detect and correct such matters. Landlord and Tenant acknowledge that neither Principal Realtor, nor Cooperating Realtor, have made an independent investigation or determination with respect to the existence of hazardous substances or environmental conditions in, on or about the Property. Any such investigation or determination shall be the responsibility of Landlord and/or Tenant. The Principal Realtor or Cooperating Realtor shall not be responsible for such an investigation. Landlord and Tenant shall, jointly and severally, defend, indemnify and hold harmless Principal Realtor and Cooperating Realtor from and against all claims, costs, expenses, actions, losses, damages and liabilities of any kind whatsoever (including reasonable attorney's fees) directly or indirectly arising out of the existence of hazardous substances and/or environmental conditions in, on or about the Property. This indemnification shall survive the termination of this Lease.

    5.02 MAINTENANCE AND REPAIRS BY LANDLORD. Landlord shall at his expense maintain only the roof, foundation, underground pipes, all outside plumbing and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors) of the improvements on the Property in good repair and condition, except for reasonable wear and tear and any damage caused by the act or omission of Tenant, or Tenant's invitees, employees or customers. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs.

    5.03 MAINTENANCE AND REPAIRS BY TENANT. Tenant shall at his expense and risk maintain all other parts of the improvements on the Property in good repair and condition, including but not limited to repairs (including necessary replacement) to the interior plumbing, windows, window glass, plate glass, doors, heating system, air condition equipment, fire protection sprinkler system, elevators and the interior of the said improvements in general; and including the reasonable care of landscaping and regular mowing of the grass, and maintenance of the paving outside of the improvements and any railroad siding. In the event Tenant should neglect reasonably to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefor shall be payable by Tenant to Landlord as additional rental on the next rental payment due date. Upon termination of this Lease, Tenant shall deliver up the Property in good repair and condition, reasonable wear and tear, and damage by fire, windstorms or other casualty excepted. Tenant shall repair any damage caused by Tenant's act or omission, or the act or omission of Tenant's invitees, employees or customers.

    5.04 ALTERATIONS. Tenant shall not create any openings in the roof or exterior wall, or make any alterations, additions or improvements to the Property without the prior written consent of Landlord. Consent to nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section 5.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Property and shall not permit a mechanic's or materialman's lien to be asserted against the Property.

5.5 CONDITION UPON TERMINATION. Upon termination of this Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Five. In addition, landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of this Lease. In no event, however, shall tenant remove any of the following materials or equipment without Landlord's prior written consent, except to the extent that Tenant shall have made such alterations or improvements pursuant to Section 5.04 above; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window covering; carpets or other floor coverings; heaters; air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operation equipment and decorations.

ARTICLE SIX:  INSURANCE AND INDEMNITY

6.01 PROPERTY INSURANCE. Tenant shall not keep anything upon the Property, or do anything in or about Property except the usage specified herein, which will increase the rates for fire and standard extended coverage insurance upon the building or buildings which are part of the Property. Tenant agrees to pay on demand any increase in insurance premiums that may be charged to Landlord during the term of this Lease resulting from a deviation from the usage specified hereon or from any other cause within Tenant's control. Tenant shall be responsible for maintaining insurance on Tenant's equipment and other personal property located on the Property.

6.02 LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days prior written notice to Landlord. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense.

6.03 INDEMNITY. Tenant hereby agrees to indemnify Landlord and hold harmless from any loss, expense or claims arising out of any injury to persons or damage to property on or about the Property or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires or any other person entering the Property under express or implied invitation of Tenant, or arising out of the use of the Property by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and Landlord agrees to indemnify Tenant and hold it harmless from any loss, expenses or damage arising out of such damage or injury.

6.04 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property, or the property of others under its control, if such loss or damage is covered by any insurance policy in force whether or not described in this Lease) at the time of such loss or damage; provided however such waiver is made only on the condition that it does not adversely affect the right of the insured to recover under the applicable insurance policy or policies.

ARTICLE SEVEN:  ASSIGNMENT AND SUBLETTING

Tenant shall not assign this agreement or sublet the premises, or any part thereof without the consent of the Landlord in writing, which consent Landlord agrees it will not unreasonably withhold, but no assignment or subletting shall release Tenant from any obligation hereunder. Provided, however, Tenant shall be permitted to assign this Agreement without Landlord's consent in connection with a sale of all or substantially all of Tenant's assets or a merger of Tenant with and into another entity.

                                      (3)

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

8.01 PARTIAL DAMAGE. In event the improvements situated on the property are partially damaged, or rendered partially unfit for occupancy, by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. If Landlord's insurance proceeds are sufficient to pay for the necessary repairs, and if the repairs can reasonably be made within 90 days after Landlord receives such written notice from Tenant, Landlord shall forthwith cause such repairs to be made and this Lease shall not terminate. While such repairs are being made, Landlord shall allow Tenant a fair reduction in rent in proportion to the extent the improvements are partially unfit for occupancy, is due to the act or omission of Tenant or Tenant's employees, invitees or licensees.

8.02 UNINSURED PARTIAL DAMAGE OR TOTAL OR SUBSTANTIAL DESTRUCTION. In the event of total or substantial destruction of the Improvements situated on the Property by like or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the repairs or restoration cannot reasonably be made within 90 days after Landlord receives such written notice from Tenant, Tenant may terminate this Lease and the rent shall be paid to the date of such casualty. However, if such damage or destruction is due to the act or omission of Tenant or tenant's employees, invitees or licensees, Tenant shall pay to Landlord, within 60 days after the occurrence of such casualty, any portion of the reasonably anticipated cost of repairing or restoring the Improvements to the same condition as on the date of this Lease that are not reimbursed to Landlord by insurance proceeds. Such anticipated cost shall be determined by Landlord. Tenant shall make such payment to Landlord, whether or not Landlord repairs or restores the improvements. During the term of the Lease, the Landlord shall maintain property insurance with respect to the premises in the amount equal to fair market value of property.

ARTICLE NINE: DEFAULT AND REMEDIES

9.01 DEFAULT. The following events shall be deemed to be events of default under this Lease:

a. Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of five (5) days after written notice thereof to tenant;

b. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant;

c. Tenant shall make a general assignment for the benefit of creditors;

d. Abandonment by Tenant of any substantial portion of the Property or cessation of the use of the Property for the purpose leased for a period of more than 5 consecutive calendar days.

9.02  REMEDIES. Upon the occurrence of any of the events of default listed in
Section 9.01, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

a. Terminate this Lease. In which event Tenant shall immediately surrender the Property to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Property or arrearages in rent, enter upon and take possession of the Property and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may hold Tenant liable for all rent and other indebtedness accrued to the date of such termination, plus, as liquidated damages and not as a penalty, an amount equal to the then present value of rent provided for hereunder for the remaining portion of the Lease Term (had this Lease not been terminated) using a ten (10%) percent value discount factor. In the event Landlord elects to terminate this Lease by reason of an event of default, in lieu of recovering from Tenant under the preceding sentence, Landlord may hold Tenant liable for the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Property on satisfactory terms or otherwise.

b. Enter upon and take possession of the Property without terminating this Lease, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the Property and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such releting. In determining the amount of such deficiency, the brokerage commission, attorneys fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

c. Enter upon the Property without terminating the Lease, and do whatever Tenant is obligated to due under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of eighteen (18%) percent per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

d. Tenant is presumed to have abandoned the Property if Tenant's goods, equipment, or other property are removed from the Property in an amount substantial enough to indicate a probable intent to abandon the Property and such removal is not within the normal course of Tenant's business. In the event that Tenant is presumed to have abandoned the Property, Landlord may remove and store any property of Tenant that remains on the Property. Landlord may store such property at any location satisfactory to Landlord. Landlord may dispose of such stored property after the expiration of sixty (60) days from the date such property is so stored. Landlord shall deliver by certified mail to Tenant at Tenant's last known address as shown by Landlord's records a notice stating that Landlord may dispose of Tenant's property if Tenant does not claim the same within sixty (60) days after the date the property was stored.

e. In the event Tenant is in default under this Lease by reason of Tenant's failure to pay rent as set forth above, then Landlord may, at Landlord's option, change all door locks and leave a written notice on a door to Tenant's leased premises stating the name and address or telephone number of the individual from whom a new key can be obtained during Tenant's regular business hours, which are defined for this purpose as being between 9:00 a.m. and 5:00 p.m. on Monday through Friday of each week.

Upon the occurrence of any of such events of default, Landlord may enter upon and take possession of the Property by force, if necessary, without being liable for prosecution of any claim for damages therefor. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

ARTICLE TEN: REALTOR'S COMMISSIONS

10.01 AMOUNT AND MANNER OF PAYMENT OF LEASE COMMISSIONS: Landlord agrees to pay to the Principal Realtor a commission for negotiating the Lease equal to the percentage stated in Section 1.15A of the total rent to become due to the Landlord during or because of (i) the Lease Term; (ii) each period of occupancy of the Property by Tenant, as affiliates, successors or assign, beyond the Lease Term, whether such continued occupancy be caused by renewal, extension, holding over, new lease or agreement or otherwise and whether upon the same or different terms, conditions of covenants of this Lease; (iii) any expansion, lease extension, renewal or other rental agreement with Landlord, its affiliates, successors or assigns, demising to Tenant, its affiliates, successors or assigns, any premises

                                      (4)                                1/93
located on or constituting all or part of any tract or parcel of real property adjoining, adjacent to or contiguous to the Property. Said lease commission shall be paid in accordance with Section 1.15A. If the lease commission is payable in cash under Section 1.15A (ii), the lease commission for any continued occupancy or expansion, as provided above, shall be payable in cash for the entire term of any such continued occupancy or expansion at the beginning of such term and at the beginning of any subsequent term. Notwithstanding that Principal Realtor, or Cooperating Realtor, may be designated under Section 1.11 to receive rent hereunder and may from time to time gratuitously perform rent collection and limited property management services for Landlord, neither Principal Realtor, nor Cooperating Realtor shall have any obligation under this Lease to perform such rent collection and management services, unless such obligation arises under a separate agreement with Landlord that provides for an additional fee for such services.

10.02 COMMISSION ON PURCHASE. In the event Tenant, its affiliates, successors or assigns, should purchase the Property during the term of this Lease (as the same may be renewed or extended) and for a period of one hundred twenty (120) days after Tenant, its affiliates, successors or assigns, vacates the Property, Landlord shall pay to the undersigned Principal Realtor a sales commission in cash equal to the percentage stated in Section 1.15B of the purchase price payable at the closing. Upon the closing of such sale, the lease commission payments shall terminate if the lease commission is payable in installments in accordance with Section 1.15A(i); or, in the event the lease commission is payable in case in accordance with Section 1.15A(ii), Landlord shall receive a credit against the sales commission equal to the total lease commission paid by Landlord to the Principal Realtor multiplied by the unexpired percentage of the Lease Term as of the date of such closing. (In the event the Principal Realtor is paid a lease commission in cash in accordance with Section 1.15A(ii) for any continued occupancy beyond the Lease Term or expansion, such credit shall be equal to the total lease commission paid for such continued occupancy or expansion multiplied by the unexpired percentage of the term of such continued occupancy or expansion as of the date of such closing).

10.03 PROTECTION OF REALTORS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the lease, be conclusively deemed to have agreed to make all payments to Principal Realtor thereafter required of Landlord under this Article Ten. Principal Realtor shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys fees to be paid by the losing party. This section is included in this lease for the benefit of Principal Realtor.

10.04 REALTOR'S LIEN. The Principal Realtor is hereby granted a lien against the Property to secure payment of all commissions payable under this Article Ten (including any additional commissions which may hereafter become payable by reason of renewals, new leases, rental agreements, sales or otherwise). This lien is subject to the rights of Tenants under this lease, but prior and superior to any liens hereafter created against the Property, excepting only liens in favor of banks, insurance companies, savings and loan associations and similar regulated financial institutions securing indebtedness incurred for the purpose of acquiring the Property of constructing, repairing, rebuilding or remodeling buildings and other improvements thereon, to all of which liens the lien hereby created shall be subordinate and inferior.

10.05 PAYMENT TO PRINCIPAL REALTOR. Landlord shall be liable for payment of all commissions to Principal Realtor only, whereupon it shall be protected from any claims from any Cooperating Realtor or broker.

ARTICLE ELEVEN: CONDEMNATION

Landlord shall notify Tenant if Landlord receives notice of any potential condemnation of the Property or portion thereof. If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the rent shall be reduced in proportion to the reduction in floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise.
If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay such repair, Landlord shall have the right to terminate this Lease or make such repair at Landlord's expense.

ARTICLE TWELVE: TAXES

12.01 PAYMENT BY LANDLORD. Landlord shall pay the real estate taxes on the Property during the Lease Term.

12.02 PAYMENT BY TENANT. Tenant shall pay the party named in Section 1.11 above, as additional rental, the excess, if any, of the real estate taxes on the Property for any year during the Lease Term over the real estate taxes on the Property for the base year stated in Section 1.10. Tenant shall make such payment within fifteen (15) days after receipt of a statement showing the amount and computation of such increase. Tenant shall be responsible for the pro-rata portion of such additional rental for any fractional part of a year preceding the end of the Lease Term, which prorated sum shall be due and payable upon the termination of this Lease. If the termination of this Lease occurs before the tax rate is fixed for the particular year, the proration shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation, and notwithstanding the termination of this Lease, any difference in the actual real estate taxes for such year shall be adjusted between the parties upon receipt of written evidence of the payment thereof. Tenant agrees to pay all personal property taxes levied against the leased premises and Tenant during the term hereof by reason of Tenant's improvements, inventory, equipment and business conducted at the leased premises.

12.03 JOINT ASSESSMENT. If the Property is not separately assessed, Tenant's share of the real estate taxes payable by Tenant under Section 12.02 shall be determined from reasonably available information. Landlord shall make a reasonable determination of Tenant's proportionate share of such real estate taxes and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

12.04 CONTEST BY TENANT. Tenant may, at its own expense, contest any tax or assessment for which Tenant may be wholly or partially responsible. Except as hereinafter provided, Tenant need not pay the tax, assessment or charge during the pendency of the contest and Tenant may prevent Landlord from paying any tax, assessment or charge that Tenant is contesting pursuant to this Section 12.04, pending any resolution of the contest, by depositing with Landlord, before such tax, assessment or charge becomes delinquent, Tenant's portion of the full amount of the tax or assessment, plus the full amount of any penalty that might be imposed for failure to make timely payment and six (6) months of interest at the rate imposed by the entity levying the tax or assessment. Upon final resolution of the tax or assessment contest, Landlord may use the money deposited by Tenant to pay Tenant's portion of any tax or assessment, plus the

                                      (5)                                  1/93

Landlord may pay, or require Tenant to pay, any tax, assessment or charge, or any portion thereof, for which Tenant is responsible under this Article Twelve, pending resolution of Tenant's contest of the tax, assessment or charge, if payment is demanded by a holder of a mortgage on the property, or if failure to pay will subject all or part of the Property to forfeiture or loss. Landlord reserves the right to contest any tax, assessment or charge on the Property.

ARTICLE THIRTEEN: LANDLORD'S LIEN

In addition to the statutory landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the Property, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas.

ARTICLE FOURTEEN: SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

14.01 SUBORDINATION. Landlord shall have the right to subordinate this lease to any ground lease, deed of trust or mortgage encumbering the Property, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

14.02 ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgage or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the property upon the transfer of Landlord's interest.

14.03 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

14.04  ESTOPPEL CERTIFICATES

       (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last due date of payment of the rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

       (b) If Tenant does not deliver such statement to Landlord within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by the Landlord; (iii) that not more than one month's rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped form denying the truth of such facts.

ARTICLE FIFTEEN: MISCELLANEOUS

15.01 EXHIBITS. All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

15.02 INTERPRETATION. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors, permitted assigns or others using the Property with Tenant's expressed or implied permission.

15.03 CAPTIONS. The captions or headings of paragraphs in the Lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

15.04 WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the condition of such statement.

15.05 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this Lease, which shall remain in full force and effect.

15.06 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenants shall be jointly and severally liable for the obligations of Tenant.

15.07 INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effect. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

15.08 BINDING EFFECT. The terms, conditions and covenants contained in the Lease, shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, representatives, successors and permitted assigns, except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this Lease, including but not limited to any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

                                      (6)                                   1/93

15.09 NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to parties hereto at the respective addresses stated herein, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. Notices to Tenant shall be delivered to the address specified on the signature page hereof, except that, upon Tenant's taking possession of the Property, the Property address shall be Tenant's address for notice purposes.

15.10 FORCE MAJEURE. In the event performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood or any other cause not within the control of Landlord, the period of performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

15.11 ATTORNEYS' FEES. If on account of any breach or default of any party hereto in its obligations to any other party hereto (including but not limited to the Principal Realtor), it shall become necessary for the non-defaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the non-defaulting party its reasonable attorneys' fees, whether or not suit is instituted in connection therewith.

15.12  TIME OF ESSENCE.  Time is the essence of this Lease.

ARTICLE SIXTEEN:  SPECIAL PROVISIONS AND RIDERS.

       Special provisions may be set forth in the blank space and/or on a rider or riders attached hereto. If no additional provisions are to be inserted in the blank space below, please draw line through such space. If no rider or riders are to be attached hereto, please state "No Riders" in the blank space below. If a rider or riders are to be attached hereto, please state in the blank space below: "See Rider or Riders Attached," and please have Landlord and Tenant initial all such riders.

   1. Landlord shall give tenant the first right of refusal towards the purchase of the property.

   2. Tenant shall make improvements to the property with written consent from the Landlord of which consent shall not be unreasonably withheld or delayed.

   4. Tenant shall comply with all government orders and directives for the correction prevention and abatement of nuisances, created by Tenant, on or upon or connected with the property at the Tenant's sole expense.

   5. Landlord shall hold Tenant harmless from any liability as a result of any hazardous materials caused/found in barrels on the Property prior to Tenant's occupancy.

THIS IS A LEGAL DOCUMENT. READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART OF THIS LEASE, SEEK COMPETENT LEGAL ADVICE. THE GREATER FORT WORTH ASSOCIATION OF REALTORS ("GFWAR") HAS FURNISHED THIS FORM FOR THE CONVENIENCE OF ITS MEMBERS. LANDLORD AND TENANT ACKNOWLEDGE THAT THEY HAVE NOT RELIED ON ANY LEGAL ADVICE FROM PRINCIPAL REALTOR, COOPERATING REALTOR, GFWAR OR GFWAR'S OFFICERS, DIRECTORS, EMPLOYEES, MEMBERS, AFFILIATES OR ATTORNEYS.

EXECUTED as of the date stated in Section 1.01 above.

LANDLORD                                                            TENANT
  Col Met Inc.                                                         Doskocil Manufacturing Co., Inc.
---------------------------------------------------------           ---------------------------------------------------------
By:  ^^[ILLEGIBLE SIGNATURE]^^                                      By:        /s/ EDWARD DOSKOCIL
     ----------------------------------------------------                  --------------------------------------------------
TITLE: President                                                    TITLE: V.P. Operations/General Manager
       --------------------------------------------------                  --------------------------------------------------
ADDRESS:  P. O. Box 271800                                          ADDRESS:  4209 Barnett
          Tampa, Florida 33688                                                Arlington, Tx. 76017
          -----------------------------------------------                     -----------------------------------------------
Date of execution by Landlord:  7th January 1996                    Date of execution by Tenant:  14th Jan. 1997
                                -------------------------                                         ---------------------------

PRINCIPAL REALTOR, MEMBER OF THE                                    COOPERATING REALTOR
GREATER FORT WORTH ASSOCIATION OF REALTORS

Prudential Sutherland                                                  Grubb & Ellis Company
---------------------------------------------------------           ---------------------------------------------------------
By:  ^^[ILLEGIBLE SIGNATURE]^^                                      By:
     ----------------------------------------------------                ----------------------------------------------------
ADDRESS:  4200 South Cooper Avenue, Suite 101                       ADDRESS:  777 Main Street, Ste. 1507
          -----------------------------------------------                     -----------------------------------------------
          Arlington, Texas 76015                                              Fort Worth, Texas 76102
          -----------------------------------------------                     -----------------------------------------------
                                                                              (817) 332-7315

                               [MAP OF PROPERTY]